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                                 EXHIBIT 10(B)

                          HARBOR FEDERAL SAVINGS BANK
                       1993 INCENTIVE STOCK OPTION PLAN
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                                                               EFFECTIVE: 1/6/94


                          HARBOR FEDERAL SAVINGS BANK
                       1994 INCENTIVE STOCK OPTION PLAN
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1.   Purpose
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          The purpose of this Harbor Federal Savings Bank ("Harbor Federal")
Incentive Stock Option Plan (the "Plan") is to advance the interests of Harbor Federal and its shareholders by providing selected officers and key employees of Harbor Federal and its subsidiaries upon whose judgement, initiative and efforts the successful conduct of the business of Harbor Federal largely depends, with an additional incentive to continue to perform in a superior manner through the ownership of common stock of Harbor Federal. The Plan is also intended to encourage qualified persons to seek and accept employment with Harbor Federal. Pursuant to the Plan, such employees will be offered the opportunity to acquire such common stock through the grant of options under the Plan.

          As used in this Plan, the term "subsidiary" shall mean any present or future corporation which becomes a "subsidiary corporation" of Harbor Federal as the term is defined in Section 424 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

2.   Administration of the Plan
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          The Plan shall be administered by the Compensation Committee (the
"Committee") as appointed from time to time by the Board of Directors of Harbor Federal, which Committee shall consist of not less than three directors, none of whom are employees of Harbor Federal or any subsidiary or affiliate and which shall otherwise be constituted so as to permit the Plan to comply with SEC Rule 16b-3.

          In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. Any interpretation or decision of the Committee with regard to questions arising under the Plan made by the Committee shall be final and conclusive. The Committee shall determine the employees to whom, and the time or times at which, grants shall be made, the number of shares to be included in such grants and the time or times at which stock options shall first become exercisable.

3.   Shares of Stock Subject to the Plan
     -----------------------------------

          (a)  Maximum Amount Available.  The total number of shares that may be
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     issued or transferred pursuant to the exercise of options under the Plan shall not exceed 159,900 shares of the $1.00 par value common stock of Harbor Federal ("Common Stock") which shall be issued in connection with the Reorganization of Harbor Federal
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     into the mutual holding company structure and the related stock offering
     (the "Reorganization") assuming the maximum 2,140,000 shares are sold, or, if fewer shares are sold, approximately 7.47% of the shares so sold. Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by Harbor Federal and held in treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to an option under the Plan.

          (b)  Adjustment in Event of Vitalization of Harbor Federal.  In the
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     event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of Harbor Federal, the Board of Directors shall make an appropriate adjustment in the number and the kind of shares covered by options, and in the option price.

4.   Eligibility
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          Options may only be granted to officers and other key employees who are employed by Harbor Federal ("Key Executives"), provided that the Committee may exclude any individual from eligibility under the Plan. An option may not be granted under this Plan to a director who is not an employee of Harbor Federal.

5.   Duration of the Plan
     --------------------

          Subject to the provisions of paragraph 12, the Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to the exercise of options granted under the Plan, provided that no options may be granted after January 6, 2004.

6.   Types of Options
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          Options granted under this Plan shall be in the form of (i) incentive stock options as defined in Section 422 of the Code, or (ii) options not qualifying under such Section ("nonstatutory options"), or both, in the discretion of the Committee. The character of the option granted shall be clearly identified at the time of grant.

7.   Terms and Conditions of Incentive Stock Options
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          Incentive stock options shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements shall be subject to the terms and conditions set forth in paragraph 9 of this Plan and shall contain in substance the following terms and conditions and such other terms and conditions not inconsistent therewith as the Committee may approve:

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          (a)  Option Price.  The option price per share of the Common Stock
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     underlying each option shall be fixed by the Committee, but shall not be less than 100% of the fair market value of the Common Stock at the time such option is granted.

          (b)  Ten Percent -Shareholders.  The option price per share of the
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     Common Stock underlying any incentive stock option granted to any individual who, at the time of the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Harbor Federal shall not be less than I IO % of the fair market value of the Common Stock at the time such option is granted.

          (c)  Annual Limit.  The aggregate fair market value (determined at the
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     time the option is granted) of shares of Common Stock with respect to which incentive stock options under the Plan (or any other plan of Harbor Federal for the grant of incentive stock options) are first exercisable by an employee during any calendar year (the "Annual Limit") shall not exceed $100,000.

          (d)  Medium and Time of Payment.  Stock purchased pursuant to an
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     option agreement shall be paid for in full at time of purchase. The purchase price upon exercise of an option may be paid in whole or in part in (a) cash or (b) whole shares of Common Stock which the Optionee has held for at least six months, evidenced by negotiable certificates, valued at their fair market value on the date of exercise. Upon receipt of payment Harbor Federal shall deliver to the optionee (or other person entitled to exercise the option) a certificate or certificates for such shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of an option, the Committee shall determine acceptable methods for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to pay all or part of the purchase price of an option as it deems appropriate. It shall be a condition to the performance of Harbor Federal's obligation to issue or transfer Common Stock upon the exercise of an option or options that the optionee pay, or make provision satisfactory to Harbor Federal for the payment of, any taxes (other than stock transfer taxes) which Harbor Federal is obligated to collect with respect to the issue or transfer of Common Stock upon such exercise.

8.   Terms and Conditions of Nonstatutory Options
     --------------------------------------------

          Nonstatutory options shall be evidenced by stock option agreements which shall be subject to the terms and conditions set forth in paragraph 9 of this Plan and shall contain in substance the terms and conditions set forth in subparagraphs (a) and (d) of paragraph 7 of this Plan and such other terms and conditions not inconsistent therewith as the Committee may determine.

9.   Provisions Relating to Options
     ------------------------------

          All options granted under this Plan shall be subject to the following provisions:

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          (a)  Term.  An option shall be exercisable as determined by the
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     Committee and shall have such term as is fixed by the Committee, provided that (i) no incentive stock option may be exercised after the expiration of ten (10) years from the date of grant of such option and no nonstatutory option may be exercised after the expiration of ten (10) years and one day from the date of grant of such option; (ii) no incentive stock option granted to any individual who, at the time of the grant, owns stock of Harbor Federal possessing more than ten percent of the total combined voting power of all classes of stock of Harbor Federal or any of its subsidiary companies may be exercised after the expiration of five years from the date of grant of such option; and (iii) with respect to both incentive options and nonstatutory options, a recipient may not exercise any option granted under this Plan unless at the time of exercise and for the preceding six months the recipient owns at least the number of shares of Harbor Federal common stock shown opposite his or her position as follows: president, 10,000 shares; senior vice president, 2,500 shares; and vice president, 500 shares.

          (b)  Partial Exercise.  Partial exercise will be permitted from time
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     to time, provided that no partial exercise may result in the issuance or transfer of less than fifty (50) shares of Common Stock.

          (c)  Rights as a Shareholder.  A recipient of options rights shall
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     have no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (d)  Non-Assignability of Options.  No option shall be assignable or
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     transferable by the recipient except by will or by the laws of descent and distribution.

          (e)  Effect of Termination of Employment, Death or Disability.  No
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     option shall be exercisable after the expiration of a period of three (3)
     months from the date of termination of employment, unless such termination of employment occurs by reason of death or disability within the meaning of
     Section 22(e)(3) of the Code. In the event of the death of a recipient of options while an employee of Harbor Federal the unexercised portion of options granted to the deceased employee shall be exercisable by his personal representatives, heirs or legatees at any time prior to the expiration of two (2) years from the date of his death. In the event of the termination of employment of a recipient of options because of disability within the meaning of Section 22(e)(3) of the Code, the unexercised portion of options granted to such recipient shall expire unless exercised within one (1) year from the date of such termination. In no event shall an option be exercisable after the expiration of the term of the option fixed by the Committee pursuant to subparagraph (a) of this paragraph 9.

          (f)  Exception for Terminations After a Change in Control.
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     Notwithstanding the option exercise schedule determined by the Committee under Section 9(a), all

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     options held by a recipient whose employment with the Company or an
     Affiliate terminates following a Change in Control of the or Company, shall be deemed earned and fully exercisable as of the recipient's last day of employment with the Company or an Affiliate. A "Change in Control of the Company" is defined as a Change in Control of a nature that: (i) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs and which the incumbent board of Directors does not approve of or consent to; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company shall be distributed; or (e) a tender offer is made for 20% or more of the voting securities of the Company.

          (g)  Leave of Absence.  In the case of a recipient on an approved
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     leave of absence, the Committee may, if it determines that to do so would be in the best interests of Harbor Federal, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after the expiration of the term of the option fixed by the Committee pursuant to subparagraph (a) of this paragraph 9.

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10.  Amendment to the Plan
     ---------------------

          The Board of Directors shall have the right to amend the Plan (including, without limitation, the amount of the Annual Limit to the extent permitted by the provisions of the Code relating to incentive stock options) or suspend or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any option theretofore granted under the Plan; and provided, further, that unless first duly approve by the holders of stock entitled to vote thereon at a meeting (which may be the annual meeting duly called and held for such purpose, no amendment or change shall be made in the Plan (a increasing (except as provided in subparagraph (b) of paragraph 3 of this Plan) the total numb of shares which may be issued or transferred under the Plan; (b) changing the minimum purchase price hereinbefore specified for the shares subject to options; (c) changing the maximum period during which options may be exercised; or (d) extending the period during which options may be granted under the Plan beyond January 6, 2004.

11.  Use of Proceeds
     ---------------

          The proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of Harbor Federal.

12.  General Restriction
     -------------------

          Each option granted under the Plan shall be subject to the requirement that, if a any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any security exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or transfer of shares thereunder, such option may not be exercise or granted in whole or in part unless such listing, registration, qualification, consent, or approve shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

13.  Effective Date of the Plan
     --------------------------

          The Plan shall be effective as of the effective date of the Reorganization.

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